EXHIBIT 10.11

CONSULTING SERVICES AND OPTION AGREEMENT

Between:

GULF STATES ENERGY, INC.

And:

JIM THOMAS

Gulf States Energy, Inc.
Suite 320, 1111 West Hastings Street, Vancouver, British Columbia, V6E 2J3

CONSULTING SERVICES AND OPTION AGREEMENT

                         THIS CONSULTING SERVICES AND OPTION AGREEMENT is made and dated for reference effective as at April 1, 2006 (the "Effective Date") as fully executed on this _______ day of April, 2006 (the "Execution Date"),

BETWEEN:

GULF STATES ENERGY, INC., a company incorporated under
the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at Suite 320,
1111 West Hastings Street, Vancouver, British Columbia, V6E 2J3

(the "Company");

OF THE FIRST PART

AND:

JIM THOMAS, having an address for notice and delivery located at
102 Seco Drive, Portland, Texas, U.S.A., 78374

(the "Consultant")

OF THE SECOND PART

(the Company and the Consultant being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties"
as the context so requires).

WHEREAS:

A.                  The Company is a non-reporting company incorporated under the laws of the State of Nevada, U.S.A.;

B.                   The Consultant has experience in and specializes in providing reporting and non-reporting companies with valuable geological consulting services;

C.                   The Company is involved in the principal business of acquiring, exploring and developing various uranium and oil and gas property interests of merit (collectively, the "Business"), and the Company is hereby desirous of retaining the Consultant, and the Consultant is hereby desirous of accepting such position, in order to provide such geological consulting services to the Company and to any of its subsidiaries in order to further the various Business interests of the Company (collectively, the "General Consulting Services");

D.                   Since the introduction of the Parties hereto the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the General Consulting Services and, correspondingly, that it is their intention by the terms and conditions of this agreement (the "Agreement") to hereby replace, in their entirety, all such prior discussions, negotiations, understandings and agreements with respect to the General Consulting Services; and

E.                   The Parties hereto have agreed to enter into this Agreement which replaces, in its entirety, all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Consulting Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;

                         NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

Article I
DEFINITIONS, INTERPRETATION AND SCHEDULE

1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a)       "Agreement" means this Consulting Services and Option Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof, together with any Schedules attached hereto;

(b)       "Arbitration Rules" means the American Arbitration Association Rules, as amended from time to time, as set forth in Article "8" hereinbelow;

(c)       "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

(d)       "Bonus Option", "Bonus Option Price" and "Bonus Option Share" have the meanings ascribed to them in section "4.2" hereinbelow;

(e)       "Business" has the meaning ascribed to it in recital "C." hereinabove.

(f)       "business day" means any day during which Chartered Banks are open for business in Portland, Texas, U.S.A.;

(g)       "Cancellation of the Residual Bonus Option" has the meaning ascribed to it in section "3.3" hereinbelow;

(h)       "Company" means Gulf States Energy, Inc., a company incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(i)       "Company's Non-Renewal Notice" has the meaning ascribed to it in section "3.2" hereinbelow;

(j)       "Consultant" means Jim Thomas;

(k)       "Effective Date" has the meaning ascribed to it on the front page of this Agreement;

(l)       "Effective Termination Date" has the meaning ascribed to it in each of sections "3.3", "3.4", "3.5" and "5.6" hereinbelow;

(m)       "Execution Date" has the meaning ascribed to it on the front page of this Agreement;

(n)       "Expenses" has the meaning ascribed to it in section "4.3" hereinbelow;

(o)       "Fee" has the meaning ascribed to it in section "4.1" hereinbelow;

(p)       "General Consulting Services" has the meaning ascribed to it in section "2.1" hereinbelow; the initial particulars of which being set forth in Schedule "A" which is attached hereto;

(q)       "Indemnified Party" has the meaning ascribed to it in section "6.1" hereinbelow;

(r)       "Initial Term" has the meaning ascribed to it in section "3.1" hereinbelow;

(s)       "Notice of Termination" has the meaning ascribed to it in each of sections "3.3", "3.4", "3.5" and "5.6" hereinbelow;

(t)       "Parties" or "Party" means, individually and collectively, the Company, and/or the Consultant hereto, as the context so requires, together with each of their respective successors and permitted assigns as the context so requires;

(u)       "Property" has the meaning ascribed to it in section "5.7" hereinbelow;

(v)       "Registration Effective Date", "Registration Statement", "Rule 144", "SEC' and "Securities Act" have the meanings ascribed to them in section "4.2" hereinbelow;

(w)       "Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;

(x)       "Regulatory Authorities" and "Regulatory Authority" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company and/or the Consultant and including, without limitation, and where applicable, any and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

(y)       "Return of the Residual Bonus Option" has the meaning ascribed to it in section "3.3" hereinbelow; and

(z)       "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary.

1.2                     Interpretation,     For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)       the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

(b)       any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

(c)       words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

1.3                    Schedule. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedule which is attached to this Agreement and which forms a material part hereof;

Schedule Schedule "A":	Description General Consulting Services.

Article 2
DEFINITIONS, INTERPRETATION AND SCHEDULE

2.1                     General Consulting Services. During the Initial Term (as hereinafter determined) and during the continuance of this Agreement the Company hereby agrees to retain the Consultant as a consultant of the Company, or to and on behalf of any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, and the Consultant hereby agrees to accept such position in order to provide such geological consulting services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, in order to develop the various Business interests of the Company during the continuance of this Agreement (collectively, the "General Consulting Services"); it being initially acknowledged and agreed by each of the Parties hereto that the Consultant's initial and required General Consulting Services under the terms and conditions of this Agreement are particularly described in Schedule "A" which is attached hereto and which forms a material part hereof; and it being further acknowledged and agreed by each of the Parties hereto that the Consultant shall commit and provide to the Company the General Consulting Services on a reasonably sufficient basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to provide to the order and direction of the Consultant each of the proposed compensation amounts as set forth in Article "4" hereinbelow.

                         In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the President of the Company, or upon the advice or instructions of such other director or officer of the Company as the President of the Company shall, from time to time, designate in times of the President's absence, in order to initiate, coordinate and implement the General Consulting Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors.

2.2 Additional duties respecting the General Consulting Services. Without in any manner limiting the generality of the General Consulting Services to be provided as set forth in section "2.1" hereinabove, it is hereby also acknowledged and agreed that Consultant will, during the continuance of this Agreement, devote a reasonably sufficient portion of the Consultant's consulting time to the General Consulting Services of the Consultant as may be determined and required by the Board of Directors for the performance of said General Consulting Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company.

2.3 Adherence to rules and policies. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant as a consultant of the Company.

Article 3
EFFECTIVENESS, INITIAL TERM, RENEWAL AND TERMINATION

3.1 Effectiveness and Initial Term of the Agreement This Agreement becomes effective on the Effective Date hereinabove, however, is subject, at all times, to the Company's prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement. The initial term of this Agreement is for a period commencing on the Effective Date hereof and ending at the close of business (Portland, Texas, U.S.A., time) 18 months from the Effective Date hereof (the "Initial Term").

3.2 Renewal by the Company after the Initial Term. Subject at all times to sections "3.3", "3.4", "3.5" and "5.6" hereinbelow, this Agreement shall renew automatically if not specifically terminated in accordance with the following provisions. The Company agrees to notify the Consultant in writing at least 30 calendar days prior to the end of the Initial Term of its intent not to renew this Agreement (the "Company's Non-Renewal Notice"). Should the Company fail to provide a Company's Non-Renewal Notice this Agreement shall automatically renew on a month-to-month term renewal basis after the Initial Term until otherwise specifically renewed in writing by each of the Parties hereto for the next one-month term of renewal or, otherwise, terminated upon delivery by the Company of a corresponding and follow-up 30 calendar day Company's Non-Renewal Notice in connection with and within 30 calendar days prior to the end of any such one-month term renewal period. Any such renewal on a one-month basis shall be on the same terms and conditions contained herein unless modified and agreed to in writing by the Parties in advance.

3.3                    Termination without cause by the Consultant and Cancellation of the Residual Bonus Option. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Consultant at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon the Consultant's delivery.. to the Company of prior written notice of its intention to do so (the "Notice of Termination" herein) at least 30 calendar days prior to the effective date of any such termination (the end of such 30- day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow will continue until the Effective Termination Date, In this regard it is hereby acknowledged and agreed by the Parties hereto that, as the Bonus Option (as hereinafter determined) consideration, which is to be provided by the Company to the Consultant in accordance with section "4.2" hereinbelow, is being provided in advance and on the premise that the Consultant will provide the General Consulting Services for the entire Initial Term hereof, should the Effective. Termination Date hereunder be prior to the end of the Initial Term, the Consultant shall then be deemed, with its Notice of Termination, to have thereby cancelled its then right to acquire any remaining Bonus Option Shares (as hereinafter determined) under its then remaining Bonus Option outstanding on the date of its Notice of Termination (the "Cancellation of the Residual Bonus Option").

3.4 Termination without cause by the Company. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Company at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon the Company's delivery to the Consultant of prior written notice of its intention to do so (the "Notice of Termination" herein) at least 30 calendar days prior to the effective date of any such termination (the end of such 30-day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will immediately cease upon the date of the Notice of Termination, however, the Company shall continue to be obligated to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow until the Effective Termination Date and including, without limitation, the Consultant's then right to exercise any vested portion of the Bonus Option for Bonus Option Shares (each as hereinafter determined) outstanding under section "4.2" hereinbelow until the Effective Termination Date.

3.5 Termination for cause by any Party and Cancellation of the Residual Bonus Option pending determination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time upon written notice to the other Party of such Party's intention to do so (the "Notice of Termination" herein) at least 10 calendar days prior to the effective date of any such termination (the end of such five-day period from such Notice of Termination being the "Effective Termination Date" herein), and damages sought, if:

(a)       the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such;material breach cannot be reasonably cured within said 10 calendar days and the other Party is actively pursuing to cure said material breach);

(b)       the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within five calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

(c)       the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

(d)       the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 10 calendar days.

                         In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue only until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow will continue until the Effective Termination Date. In this regard it is hereby acknowledged and agreed by the Parties hereto that, unless otherwise agreed to or finally determined by arbitration in accordance with Article "8" hereinbelow, should the Effective Termination Date hereunder be prior to the end of the Initial Term, the Cancellation of the Residual Bonus Option shall then be deemed to have occurred on the Effective Termination Date in the manner as set forth in section "3.3" hereinabove.

3.6 Effect of Termination. Terms of this Agreement relating to accounting, payments, confidentiality, accountability for damages or claims and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business interests of the Company shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, each of sections "3.3", "3.4", "3.5" hereinabove and section "5.6" hereinbelow shall survive the termination of this Agreement.

Article 4
COMPENSATION OF THE CONSULTANT

4.1 Daily Fee. It is hereby acknowledged and agreed that the Consultant shall render the General Consulting Services as defined hereinabove, on a daily and on an as-when-needed basis as requested in writing by the Company prior to and at any time during the Initial Term and during the continuance of this Agreement, and shall thus be compensated on a daily (per diem) basis from the Execution Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of the daily (per diem) fee of U.S. $350.00 per day for the General Consulting Services having been provided hereunder (the daily "Fee" and the totality of any Fee for any month during the Initial Term and during the continuance of this Agreement being, collectively, also the Fee herein). Such daily aggregate Fee during each month will be due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to any such Fee payment, on the final business day of each month during the Initial Term and during the continuance of this Agreement during which any such General Consulting Services were provided by the Consultant as requested by the Company in advance in writing.

4.2 Bonus Option to acquire Bonus Option Shares. It is hereby acknowledged and agreed that, as an inducement to the Consultant to enter into and consummate this Agreement, upon the Effective Date of this Agreement the Company will grant to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such grant, a one-time signing bonus option (collectively, the "Bonus Option") to acquire up to an aggregate of 250,000 restricted common shares from the treasury of the Company (each a "Bonus Option Share"), at a Bonus Option exercise price of U.S. $0.10 per Bonus Option Share (the "Bonus Option Price" per Bonus Option Share), and for a period of up to ten years from the Effective Date of this Agreement, all in the following manner:

(a)       the Consultant shall have immediate right upon the Effective Date hereof to exercise up to an aggregate of 100,000 of the Bonus Option for up to an equivalent number of Bonus Option Shares at the Bonus Option Price; and

(b)       the Consultant shall have the further right to exercise up to an aggregate of a further 50,000 of the Bonus Option for up to an equivalent number of Bonus Option Shares at the Bonus Option Price on or after 5:00 p.m. (Portland, Texas, U.S.A., time) on each of the following dates during the Initial Term and during the continuance of this Agreement:

(i)       an initial 50,000 of such Bonus Option Shares on or after the date which is six months from the Effective Date hereof;

(ii)      a further 50,000 of such Bonus Option Shares on or after the date which, is 12 months from the Effective Date hereof; and

(iii)     the final 50,000 of such Bonus Option Shares on or after the date which is 18 months from the Effective Date hereof.

               In this regard the Consultant hereby acknowledges and agrees that the Company makes no representations as to any resale or other restriction affecting the Bonus Option and the Bonus Option Shares underlying the exercise of the same and that it is presently contemplated that the Bonus Option will be issued by the Company to the Consultant in reliance upon the registration and prospectus exemptions contained in certain sections of the United States Securities Act of 1933 (the "Securities Act")which will impose a trading restriction in the United States on the Bonus Option and on the Bonus Option Shares underlying the exercise of the same for a period of up to 24 months from the date of issuance of the Bonus Option and the date of issuance of the Bonus Option Shares upon exercise. In addition, the Consultant hereby also acknowledges and agrees that the within obligation of the Company to issue the Bonus Option will be subject to the Company being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws, in respect of each of the Consultant and the Bonus Option, and the Company shall be relieved of any obligation whatsoever to issue any Bonus Option in respect of the Consultant where the Company reasonably determines that a suitable exemption is not available to it.

               The Consultant hereby also acknowledges and understands that neither the sale of the Bonus Option or any Bonus Option Shares underlying the exercise of the same which the Consultant is acquiring, nor any of the Bonus Option or the Bonus Option Shares themselves, have been registered under the Securities Act or any state securities laws, and, furthermore, that the Bonus Option and any Bonus Option Shares underlying the exercise of the same must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Consultant also acknowledges and understands that the certificate(s) representing the Bonus Option and any Bonus Option Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the Regulatory Authorities:

"The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Consultant hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described hereinabove,

The Consultant also acknowledges and understands that:

(A)       the Bonus Option and any Bonus Option Shares are presently restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;

(B)       the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Bonus Option and any Bonus Option Shares to the Consultant, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning, the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and.

(c) any sale of the Bonus Option Shares may be made by the Consultant only in limited amounts in accordance with such terms and conditions.

                         Subject to the foregoing, the Parties hereby further acknowledge and understand that it is presently envisioned that, together with the completion of the next private equity financing or financings by the Company, the Company is expected to file a "Registration Statement" under the Securities Act with the United States Securities and Exchange Commission (the "SEC") covering, in addition to any such private equity finance securities, the proposed registration and disposition of all Bonus Option Shares issuable by the Company to the Consultant under the Bonus Option in accordance with said Registration Statement. In this regard the Company also acknowledges and agrees that, upon the filing of said Registration Statement with the SEC the Company shall use all commercial reasonable efforts to obtain an effective date from the SEC for the Registration Statement (the "Registration Effective Date") and, consequent thereon, to maintain the effectiveness of the Registration Statement for a period of not less than one year from the initial Registration Effective Date in order to coincide with the potential exercise by the Consultant of any and all of the Bonus Option issued hereunder during, that time period.

4.3 Reimbursement of Expenses. It is hereby also acknowledged and agreed that the Consultant shall also be reimbursed for all pre-approved, direct and reasonable expenses actually and properly incurred by the Consultant for the benefit of the Company (collectively, the "Expenses"); and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant to the Company of written substantiation on account of each such reimbursable Expense.

4.4 Payment of compensation as a non-taxable consultant. It is hereby acknowledged and agreed that the Consultant will be classified as a non-taxable consultant of the Company for all purposes. In this regard, and for all matters relating to this Agreement therefore, the Consultant will be a consultant of the Company under the meaning or application of any and all applicable federal and state unemployment, insurance and workers' compensation laws, and otherwise.

Article 5
ADDITIONAL OBLIGATIONS OF THE CONSULTANT

5.1 Reporting. At such time or times as may be required by the Board of Directors, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's General Consulting Services and activities hereunder for the previous month as the Board of Directors reasonably require.

5.2 No conflict, no competition and non-circumvention. During the continuance of this Agreement the Consultant shall not engage in any business or activity which reasonably may detract from or conflict with the Consultant's respective duties and obligations to the Company as set forth in this Agreement without the prior written consent of the Board of Directors. In addition, during the continuance of this Agreement, and for a period of at least one year following the termination of this Agreement in accordance with either of sections "3.2", "3.3", "3.4", "3.5" or "5.6" hereunder, the Consultant shall not engage in any business or activity whatsoever which reasonably may be determined by the Board of Directors, in its sole and absolute discretion, to compete with any portion of the Business interests as contemplated hereby without the prior written consent of the Board of Directors. Furthermore, the Consultant hereby acknowledges and agrees, for a period of at least one year months following the termination of this Agreement in accordance with either of sections "3.3", "3.4", "3.5" or '5.6" hereunder, not to initiate any contact or communication directly with either the Company or any of its respective subsidiaries, as the case may be, together with each of their respective directors, officers, representatives, agents or employees, without the prior written consent of the Board of

Directors and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the Board of Directors to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Consultant hereby recognizes and agrees that a breach by the Consultant of any of the covenants herein contained would result in irreparable harm and significant damage to the Company that would not be adequately compensated for by monetary'award. Accordingly, the Consultant agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be, appropriate to ensure compliance with the provisions hereof, the Consultant will also be liable to the. Company, as liquidated damages, for an amount equal to the amount received and earned by the Consultant as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions., activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the Business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Consultant are hereby waived.

5.3 Confidentiality. The Consultant will not, except as;authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or entity any information concerning the organization, business, finances, transactions or other affairs of Company or of any of the Company's respective subsidiaries which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the;public domain.

5.4 Compliance with applicable laws. The Consultant will comply with all U.S., Canadian and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

5.5 Opinions, reports and advice of the Consultant. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the. Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company may be made by the Consultant without the prior written consent of the Board of Directors in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.

5.6 Consultant's business conduct. The Consultant warrants that the Consultant shall conduct the business and other activities in a manner which is lawful and reputable and which brings good repute to the Company, the Business interests and the Consultant. In particular, and in this regard, the Consultant specifically warrants to provide the General Consulting Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company. In the event that the Company has a reasonable concern that the business as conducted by the Consultant is being conducted in a way contrary to law or is reasonably likely to bring disrepute to the Business interests or to the Company's or the Consultant's reputation, the Company may require that the Consultant make such alterations in the Consultant's business conduct or structure, whether of management or Board representation or employee or sub-licensee representation, as the Board of Directors may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon prior written notice to the Consultant to do so (the "Notice of Termination" herein) at least 10 calendar days prior to the effective date of any such termination (the end of such 10-day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue only until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to. the Consultant under Article "4" hereinabove will continue until the Effective Termination Date. In this regard it is hereby acknowledged and agreed by the Parties hereto that, unless otherwise agreed to or finally determined by arbitration in accordance with Article "8" hereinbelow, should the Effective Termination Date hereunder be prior to the end of the Initial Term, the Consultant shall then be required to conduct a Return of the Residual Signing Bonus Shares to the Company for cancellation in the manner as set forth in section "3.3" hereinabove. In the event of any debate or dispute as to the reasonableness of the Board of Directors' request or requirements, the judgment of the Board of Directors shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "8" hereinbelow.

5.7 Right of ownership to the Business and related Property. The Consultant hereby acknowledges and agrees that any and all Company Business interests, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the mineral property resource acquisition, exploration and development Business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard the Consultant hereby further covenants and agrees not to, during or after the Initial Term and the continuance of this Agreement, contest the title to any of the Property interests, in any way dispute or impugn the validity of the Property interests or take any action to the detriment of the Company's interests therein, The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the Initial Term and during the continuance of this Agreement, the aforesaid covenant, both during the Initial Term of this Agreement and thereafter, is reasonable and commensurate for the protection of the legitimate Business interests of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Property interests as soon as the Consultant becomes aware of the infringement or challenge.

In addition, and for even greater certainty, the Consultant hereby assigns to the Company the entire right, title and interest throughout the world in and to all work performed, writings, formulas, designs, models, drawings, photographs, design inventions, and other inventions, made, conceived, or reduced to practice or authored by the Consultant or by the Consultant's employees, either solely or jointly with others, during the performance of this Agreement, or which are made, conceived, or reduced to practice, or authored with the use of information or materials of the Company either received or used by the Consultant during the performance of this Agreement or any extension or renewal thereof. The Consultant shall promptly disclose to the. Company all works, writings, formulas, designs, models, photographs, drawings, design inventions and other inventions made, conceived or reduced to practice, or authored by the Consultant or the Consultant's employees as set forth above. The Consultant shall sign, execute and acknowledge, or cause to be signed, executed and acknowledged without cost to Company or its nominees, patent, trademark or copyright protection throughout the world upon all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions; title to which the Company acquires in accordance with the provisions of this section. The. Consultant has acquired or shall acquire from each of the Consultant's employees, if any, the necessary rights to all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions made by such employees within the scope of their employment by the Consultant in performing the General Consulting Services under this Agreement. The Consultant shall obtain the cooperation of each such employee to secure to the Company's or its nominee's the rights to such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions as the Company may acquire in accordance with the provisions of this section.

Article 6
INDEMNIFICATION AND LEGAL PROCEEDINGS

6.1 Indemnification. The Parties hereto hereby each agree to indemnify and save harmless the other Party hereto and including, where applicable, their respective subsidiaries and affiliates and each of their respective directors, officers, employees and agents (each such party being an "Indemnified Patty") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever fiat= or kind and including, without limitation, any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

6.2 No indemnification. This indemnity will not apply in respect of an. Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

6.3 Claim of indemnification. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from, any other person before claiming this indemnity.

6.4 Notice of claim. In case any action is brought against an. Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto, the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the relevant Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified. Party affected and the relevant Party and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

6.5 Settlement. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

6.6 Legal proceedings. Notwithstanding that the relevant Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)       such counsel has been authorized by the relevant Party;

(b)       the relevant Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)       the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

(d)       there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

6.7 Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the relevant Party on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

Article 7
FORCE MAJEURE

7.1 Events. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

7.2 Notice. A Party shall within three calendar days give notice to the other Party of each event of force majeure under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article 8
ARBITRATION

8.1 Matters for arbitration. Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof. This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.

8.2 Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "8.3" hereinbelow.

8.3                    Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the Arbitration Rules. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Rules. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Rules or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

8.4                    Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

Article 9
GENERAL PROVISIONS

9.1 Entire agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

9.2                    No assignment. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties.

9.3 Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

9.4                    Time of the essence. Time will be of the essence of this Agreement.

9.5                    Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective heirs, executors, administrators and assigns.

9.6 Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and, all money amount references contained herein are in lawful currency of the United States.

9.7 Further assurances. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

9.8 Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Company, and, correspondingly, that the Consultant has been required by each of Lang Michener LLP and the Company to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Lang Michener. LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Lang Michener LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Lang Michener LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP, shall be at the cost of the Company.

9.9 Applicable law. The situs of this Agreement is Portland, Texas, U.S.A., and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Texas, U.S.A., and the federal laws of the United States applicable thereto.

9.10 Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

9.11 Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

9.12 Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Agreement.

9.13 No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

9.14 Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)       be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)       constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

                         IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Execution Date as set forth hereinabove.

he COMMON SEAL of GULF STATES ENERGY, INC. was affixed in the presence of: Per: /s/ Johnathan Lindsay Authorized Signatory	) ) ) ) ) ) )	C/S

SIGNED, SEALED AND DELIVERED by JIM THOMAS
the Consultant herein, in the presence of:

/s/ Randall Webbe PL
Witness Signature

615 N. Upper Broadway
Witness Address

Randall Webbe PL
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jim Thomas JIM THOMAS 14 June 2006

Schedule A

                         This is Schedule "A" to that certain. Consulting Services and Option Agreement respecting the Company and the Consultant.

General Consulting Services

                         Without in any manner limiting the generality of the General Consulting Services to be provided by the Consultant as set forth in section "2.1" of the Agreement hereinabove, it is hereby also acknowledged and agreed that the Consultant will provide the following specific geological consulting services to the Company, or to any of the Company's respective subsidiaries, as the case may be, and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in conjunction with the geological development of the Company's various Business interests subject, at all times, to the direction of the Board of Directors:

(a)        assistance in the initiation, coordination, implementation and management of all aspects of any program or project in connection with the geological development and maintenance of the Company's various Business interests;

(b)        assistance in the organization and preparation of any and all business plans, technical reports, news releases and special shareholder or investment reports for the Company, or for any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in connection with the geological development and maintenance of the Company's various Business interests;

(c)        assistance in the liaison with and the setting up of all corporate alliances and regulatory associations for the Company, or for any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in connection with the geological development and maintenance of the Company's various Business interests;

(d)        assistance in the negotiation and structuring of any proposed transaction which will maximize the Company's interests in each subject transaction together with the presentation of a written summary of said structure; provided, however, the Consultant will not be required to act as a lender or underwriter of any financing of any such proposed transaction; and

(e)        assistance in all other matters and services in connection with the geological development and maintenance of the Company's various Business interests as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion.

                         In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the President of the Company, or upon the advice or instructions of such other director or officer of the Company as the President of the Company shall, from time to time, designate in times of the President's absence, in order to initiate, coordinate and implement the General Consulting Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors.

__________

AMENDED AND RESTATED

CONSULTING SERVICES AND OPTION AGREEMENT

Between:

STRATEGIC AMERICAN OIL CORPORATION

And:

JIM THOMAS

Strategic American Oil Corporation
Suite 320, 1111 West Hastings Street, Vancouver, British Columbia, V6E 2J3

__________

AMENDED AND RESTATED

CONSULTING SERVICES AND OPTION AGREEMENT

                       THIS AMENDED AND RESTATED CONSULTING SERVICES AND OPTION AGREEMENT is made and dated for reference effective as at October 1, 2007 (the "Effective Date") as fully executed on this _____ day of November, 2007 (the "Execution Date").

BETWEEN:

STRATEGIC AMERICAN OIL CORPORATION, formerly
named Gulf States Energy, Inc., a company incorporated under the laws of the State of Nevada, U.S.A., and having an executive office and an address for notice and delivery located at Suite 320, 1111
West Hastings Street, Vancouver, British Columbia, V6E 2J3

(the "Company");

OF THE FIRST PART

AND:

JIM THOMAS, having an address for notice and delivery located at 102 Seco Drive, Portland, Texas, U.S.A., 78374

(the "Consultant");

OF THE SECOND PART

(the Company and the Consultant being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties"
as the context so requires).

WHEREAS:

A.                   The Company is a non-reporting company incorporated under the laws of the State of Nevada, U.S.A.;

B.                   The Consultant has experience in and specializes in providing reporting and non-reporting companies with valuable geological consulting services;

C.                   The Company is involved in the principal business of acquiring, exploring and developing various uranium and oil and gas property interests of merit (collectively, the "Business"), and the Company is hereby desirous of continuing to retain the Consultant, and the Consultant is hereby desirous of continuing to accepting such position, in order to provide such geological consulting services to the Company and to any of its subsidiaries in order to further the various Business interests of the Company (collectively, the "General Consulting Services");

D.                   In accordance with the terms and conditions of a certain underlying "Consulting Services and Option Agreement", dated for reference effective as at April 1, 2006, as entered into between the Parties hereto (the "Underlying Agreement"), the Parties thereby formalized the original appointment of the Consultant as a consultant of the Company together with the provision for certain related geological consulting services to be provided by the Consultant to the Company in accordance with the terms and conditions of the Underlying Agreement;

E.                   Since the entering into of the Underlying Agreement, and based on the ongoing development of the Company owing in no small part to the valuable General Consulting Services having heretofore been provided by the Consultant to the Company under the Underlying Agreement, the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the ongoing terms and conditions of the General Consulting Services and, correspondingly, that it is their intention by the terms and conditions of this agreement (the "Agreement") to hereby replace, in their entirety, each of the Underlying Agreement together with all such discussions, negotiations, understandings and agreements with respect to the General Consulting Services; and

F.                   The Parties hereto have agreed to enter into this Agreement which replaces, in its entirety, each of the Underlying Agreement and all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Consulting Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;

                       NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

Article 1
DEFINITIONS, INTERPRETATION AND SCHEDULE

1.1                   Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a)         "Agreement" means this Amended and Restated Consulting Services and Option Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof, together with any Schedules attached hereto;

(b)         "Arbitration Rules" means the American Arbitration Association Rules, as amended from time to time, as set forth in Article "8" hereinbelow;

(c)         "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

(d)         "Bonus Option", "Bonus Option Price" and "Bonus Option Share" have the meanings ascribed to them in section "4.3" hereinbelow;

(e)         "Bonus Shares" has the meaning ascribed to it in section "4.2" hereinbelow;

(f)         "Business" has the meaning ascribed to it in recital "C." hereinabove.

(g)         "business day" means any day during which Chartered Banks are open for business in Portland, Texas, U.S.A.;

(h)         "Cancellation of the Residual Bonus Option" has the meaning ascribed to it in section "3.3" hereinbelow;

(i)         "Company" means Strategic American Oil Corporation, a company incorporated under the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(j)         "Company's Non-Renewal Notice" has the meaning ascribed to it in section "3.2" hereinbelow;

(k)         "Consultant" means Jim Thomas;

(l)         "Effective Date" has the meaning ascribed to it on the front page of this Agreement;

(m)         "Effective Termination Date" has the meaning ascribed to it in each of sections "3.3", "3.4", "3.5" and "5.6" hereinbelow;

(n)         "Execution Date" has the meaning ascribed to it on the front page of this Agreement;

(o)         "Expenses" has the meaning ascribed to it in section "4.5" hereinbelow;

(p)         "Fee" has the meaning ascribed to it in section "4.1" hereinbelow;

(q)         "General Consulting Services" has the meaning ascribed to it in section "2.1" hereinbelow; the initial particulars of which being set forth in Schedule "A" which is attached hereto;

(r)         "Indemnified Party" has the meaning ascribed to it in section "6.1" hereinbelow;

(s)         "Initial Term" has the meaning ascribed to it in section "3.1" hereinbelow;

(t)         "Notice of Termination" has the meaning ascribed to it in each of sections "3.3", "3.4", "3.5" and "5.6" hereinbelow;

(u)         "Parties" or "Party" means, individually and collectively, the Company, and/or the Consultant hereto, as the context so requires, together with each of their respective successors and permitted assigns as the context so requires;

(v)         "Property" has the meaning ascribed to it in section "5.7" hereinbelow;

(w)         "Registration Effective Date", "Registration Statement", "Rule 144", "SEC" and "Securities Act" have the meanings ascribed to them in section "4.4" hereinbelow;

(x)         "Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;

(y)         "Regulatory Authorities" and "Regulatory Authority" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company and/or the Consultant and including, without limitation, and where applicable, any and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

(z)         "Return of the Residual Bonus Option" has the meaning ascribed to it in section "3.3" hereinbelow; and

(aa)      "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary.

1.2                   Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)        the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

(b)        any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

(c)        words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

1.3                   Schedule. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedule which is attached to this Agreement and which forms a material part hereof:
Schedule Schedule "A":	Description General Consulting Services.

1.4                   Entire Agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, the terms and conditions of the Underlying Agreement.

Article 2
GENERAL SERVICES AND DUTIES OF THE CONSULTANT

2.1                   General Consulting Services. During the Initial Term (as hereinafter determined) and during the continuance of this Agreement the Company hereby agrees to retain the Consultant as a consultant of the Company, or to and on behalf of any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, and the Consultant hereby agrees to accept such position in order to provide such geological consulting services as may be determined by the Board of Directors, from time to time, and in its sole and absolute discretion, in order to develop the various Business interests of the Company during the continuance of this Agreement (collectively, the "General Consulting Services"); it being initially acknowledged and agreed by each of the Parties hereto that the Consultant's initial and required General Consulting Services under the terms and conditions of this Agreement are particularly described in Schedule "A" which is attached hereto and which forms a material part hereof; and it being further acknowledged and agreed by each of the Parties hereto that the Consultant shall commit and provide to the Company the General Consulting Services on a reasonably sufficient basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to provide to the order and direction of the Consultant each of the proposed compensation amounts as set forth in Article "4" hereinbelow.

                       In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the President of the Company, or upon the advice or instructions of such other director or officer of the Company as the President of the Company shall, from time to time, designate in times of the President's absence, in order to initiate, coordinate and implement the General Consulting Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors.

2.2                   Additional duties respecting the General Consulting Services. Without in any manner limiting the generality of the General Consulting Services to be provided as set forth in section "2.1" hereinabove, it is hereby also acknowledged and agreed that Consultant will, during the continuance of this Agreement, devote a reasonably sufficient portion of the Consultant's consulting time to the General Consulting Services of the Consultant as may be determined and required by the Board of Directors for the performance of said General Consulting Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company.

2.3                   Adherence to rules and policies. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant as a consultant of the Company.

Article 3
EFFECTIVENESS, INITIAL TERM, RENEWAL AND TERMINATION

3.1                   Effectiveness and Initial Term of the Agreement. This Agreement becomes effective on the Effective Date hereinabove, however, is subject, at all times, to the Company's prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement. The initial term of this Agreement is for a period commencing on the Effective Date hereof and ending at the close of business (Portland, Texas, U.S.A., time) 18 months from the Effective Date hereof (the "Initial Term").

3.2                   Renewal by the Company after the Initial Term. Subject at all times to sections "3.3", "3.4", "3.5" and "5.6" hereinbelow, this Agreement shall renew automatically if not specifically terminated in accordance with the following provisions. The Company agrees to notify the Consultant in writing at least 30 calendar days prior to the end of the Initial Term of its intent not to renew this Agreement (the "Company's Non-Renewal Notice"). Should the Company fail to provide a Company's Non-Renewal Notice this Agreement shall automatically renew on a month-to-month term renewal basis after the Initial Term until otherwise specifically renewed in writing by each of the Parties hereto for the next one-month term of renewal or, otherwise, terminated upon delivery by the Company of a corresponding and follow-up 30 calendar day Company's Non-Renewal Notice in connection with and within 30 calendar days prior to the end of any such one-month term renewal period. Any such renewal on a one-month basis shall be on the same terms and conditions contained herein unless modified and agreed to in writing by the Parties in advance.

3.3                   Termination without cause by the Consultant and Cancellation of the Residual Bonus Option. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Consultant at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon the Consultant's delivery to the Company of prior written notice of its intention to do so (the "Notice of Termination" herein) at least 30 calendar days prior to the effective date of any such termination (the end of such 30-day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow will continue until the Effective Termination Date. In this regard it is hereby acknowledged and agreed by the Parties hereto that, as the Bonus Option (as hereinafter determined) consideration, which is to be provided by the Company to the Consultant in accordance with section "4.2" hereinbelow, is being provided in advance and on the premise that the Consultant will provide the General Consulting Services for the entire Initial Term hereof, should the Effective Termination Date hereunder be prior to the end of the Initial Term, the Consultant shall then be deemed, with its Notice of Termination, to have thereby cancelled its then right to acquire any remaining Bonus Option Shares (as hereinafter determined) under its then remaining Bonus Option outstanding on the date of its Notice of Termination (the "Cancellation of the Residual Bonus Option").

3.4                   Termination without cause by the Company. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Company at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon the Company's delivery to the Consultant of prior written notice of its intention to do so (the "Notice of Termination" herein) at least 30 calendar days prior to the effective date of any such termination (the end of such 30-day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will immediately cease upon the date of the Notice of Termination, however, the Company shall continue to be obligated to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow until the Effective Termination Date and including, without limitation, the Consultant's then right to exercise any vested portion of the Bonus Option for Bonus Option Shares (each as hereinafter determined) outstanding under section "4.2" hereinbelow until the Effective Termination Date.

3.5                   Termination for cause by any Party and Cancellation of the Residual Bonus Option pending determination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time upon written notice to the other Party of such Party's intention to do so (the "Notice of Termination" herein) at least 10 calendar days prior to the effective date of any such termination (the end of such five-day period from such Notice of Termination being the "Effective Termination Date" herein), and damages sought, if:

(a)        the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 10 calendar days and the other Party is actively pursuing to cure said material breach);

(b)        the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within five calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

(c)        the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

(d)        the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 10 calendar days.

                       In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue only until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow will continue until the Effective Termination Date. In this regard it is hereby acknowledged and agreed by the Parties hereto that, unless otherwise agreed to or finally determined by arbitration in accordance with Article "8" hereinbelow, should the Effective Termination Date hereunder be prior to the end of the Initial Term, the Cancellation of the Residual Bonus Option shall then be deemed to have occurred on the Effective Termination Date in the manner as set forth in section "3.3" hereinabove.

3.6                   Effect of Termination. Terms of this Agreement relating to accounting, payments, confidentiality, accountability for damages or claims and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business interests of the Company shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, each of sections "3.3", "3.4", "3.5" hereinabove and section "5.6" hereinbelow shall survive the termination of this Agreement.

Article 4
COMPENSATION OF THE CONSULTANT

4.1                   Daily Fee. It is hereby acknowledged and agreed that the Consultant shall render the General Consulting Services as defined hereinabove, on a daily and on an as-when-needed basis as requested in writing by the Company prior to and at any time during the Initial Term and during the continuance of this Agreement, and shall thus be compensated on a daily (per diem) basis from the Execution Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of the daily (per diem) fee of U.S. $400.00 per day for the General Consulting Services having been provided hereunder (the daily "Fee" and the totality of any Fee for any month during the Initial Term and during the continuance of this Agreement being, collectively, also the Fee herein). Such daily aggregate Fee during each month will be due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to any such Fee payment, on the final business day of each month during the Initial Term and during the continuance of this Agreement during which any such General Consulting Services were provided by the Consultant as requested by the Company in advance in writing.

4.2                   Bonus Shares. It is hereby acknowledged and agreed that, as an inducement to the Consultant to enter into and consummate this Agreement, upon the Effective Date of this Agreement the Company will issue to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such issuance, a one-time signing bonus equating to 200,000 restricted common shares from the treasury of the Company (each a "Bonus Share") at a deemed Bonus Share issuance price of U.S. $0.60 per Bonus Share.

4.3                   Bonus Option to acquire Bonus Option Shares. It is hereby acknowledged and agreed that, as an additional inducement to the Consultant to enter into and consummate this Agreement, upon the Effective Date of this Agreement the Company will grant to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such grant, a one-time signing bonus option (collectively, the "Bonus Option") to acquire up to an aggregate of 250,000 restricted common shares from the treasury of the Company (each a "Bonus Option Share"), at a Bonus Option exercise price of U.S. $0.10 per Bonus Option Share (the "Bonus Option Price" per Bonus Option Share), and for a period of up to ten years from the Effective Date of this Agreement, all in the following manner:

(a)        the Consultant shall have immediate right upon the Effective Date hereof to exercise up to an aggregate of 100,000 of the Bonus Option for up to an equivalent number of Bonus Option Shares at the Bonus Option Price; and

(b)        the Consultant shall have the further right to exercise up to an aggregate of a further 50,000 of the Bonus Option for up to an equivalent number of Bonus Option Shares at the Bonus Option Price on or after 5:00 p.m. (Portland, Texas, U.S.A., time) on each of the following dates during the Initial Term and during the continuance of this Agreement:

(i)        an initial 50,000 of such Bonus Option Shares on or after the date which is six months from the Effective Date hereof;

(ii)       a further 50,000 of such Bonus Option Shares on or after the date which is 12 months from the Effective Date hereof; and

(iii)      the final 50,000 of such Bonus Option Shares on or after the date which is 18 months from the Effective Date hereof.

4.4                   Resale restrictions respecting the Bonus Shares and the Bonus Option. In this regard the Consultant hereby acknowledges and agrees that the Company makes no representations as to any resale or other restriction affecting either of the Bonus Shares, the Bonus Option or the Bonus Option Shares underlying the exercise of the Bonus Option, and that it is presently contemplated that the Bonus Shares and the Bonus Option will be issued by the Company to the Consultant in reliance upon the registration and prospectus exemptions contained in certain sections of the United States Securities Act of 1933 (the "Securities Act") which will impose a trading restriction in the United States on each of the Bonus Shares, the Bonus Option and on the Bonus Option Shares underlying the exercise of the Bonus Option for a period of up to 24 months from the date of issuance of the Bonus Shares and the Bonus Option and the date of issuance of the Bonus Option Shares which may be issued upon exercise of the Bonus Option. In addition, the Consultant hereby also acknowledges and agrees that the within obligation of the Company to issue the Bonus Shares and the Bonus Option will be subject to the Company being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws, in respect of each of the Consultant, the Bonus Shares and the Bonus Option, and the Company shall be relieved of any obligation whatsoever to issue any Bonus Shares or the Bonus Option in respect of the Consultant where the Company reasonably determines that a suitable exemption is not available to it.

                       The Consultant hereby also acknowledges and understands that neither the sale of either of the Bonus Shares, the Bonus Option or any Bonus Option Shares underlying the exercise of the Bonus Option which the Consultant is acquiring, nor any of the Bonus Shares, the Bonus Option or the Bonus Option Shares themselves, have been registered under the Securities Act or any state securities laws, and, furthermore, that the Bonus Shares, the Bonus Option and any Bonus Option Shares underlying the exercise of the Bonus Option must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Consultant also acknowledges and understands that the certificate(s) representing the Bonus Shares, the Bonus Option and any Bonus Option Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by the Regulatory Authorities:

"The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Consultant hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described hereinabove.

                       The Consultant also acknowledges and understands that:

(A)        the Bonus Shares, the Bonus Option and any Bonus Option Shares are presently restricted securities within the meaning of "Rule 144" promulgated under the Securities Act;

(B)        the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Bonus Shares, the Bonus Option and any Bonus Option Shares to the Consultant, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

(c)        any sale of the Bonus Shares or the Bonus Option Shares may be made by the Consultant only in limited amounts in accordance with such terms and conditions.

                       Subject to the foregoing, the Parties hereby further acknowledge and understand that it is presently envisioned that, together with the completion of the next private equity financing or financings by the Company, the Company is expected to file a "Registration Statement" under the Securities Act with the United States Securities and Exchange Commission (the "SEC") covering, in addition to any such private equity finance securities, the proposed registration and disposition of all Bonus Shares and Bonus Option Shares issuable by the Company to the Consultant in accordance with said Registration Statement. In this regard the Company also acknowledges and agrees that, upon the filing of said Registration Statement with the SEC the Company shall use all commercial reasonable efforts to obtain an effective date from the SEC for the Registration Statement (the "Registration Effective Date") and, consequent thereon, to maintain the effectiveness of the Registration Statement for a period of not less than one year from the initial Registration Effective Date in order to coincide with the potential exercise by the Consultant of any and all of the Bonus Option issued hereunder during that time period.

4.5                   Reimbursement of Expenses. It is hereby also acknowledged and agreed that the Consultant shall also be reimbursed for all pre-approved, direct and reasonable expenses actually and properly incurred by the Consultant for the benefit of the Company (collectively, the "Expenses"); and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant to the Company of written substantiation on account of each such reimbursable Expense.

4.6                   Payment of compensation as a non-taxable consultant. It is hereby acknowledged and agreed that the Consultant will be classified as a non-taxable consultant of the Company for all purposes. In this regard, and for all matters relating to this Agreement therefore, the Consultant will be a consultant of the Company under the meaning or application of any and all applicable federal and state unemployment, insurance and workers' compensation laws, and otherwise.

Article 5
ADDITIONAL OBLIGATIONS OF THE CONSULTANT

5.1                   Reporting. At such time or times as may be required by the Board of Directors, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's General Consulting Services and activities hereunder for the previous month as the Board of Directors reasonably require.

5.2                   No conflict, no competition and non-circumvention. During the continuance of this Agreement the Consultant shall not engage in any business or activity which reasonably may detract from or conflict with the Consultant's respective duties and obligations to the Company as set forth in this Agreement without the prior written consent of the Board of Directors. In addition, during the continuance of this Agreement, and for a period of at least one year following the termination of this Agreement in accordance with either of sections "3.2", "3.3", "3.4", "3.5" or "5.6" hereunder, the Consultant shall not engage in any business or activity whatsoever which reasonably may be determined by the Board of Directors, in its sole and absolute discretion, to compete with any portion of the Business interests as contemplated hereby without the prior written consent of the Board of Directors. Furthermore, the Consultant hereby acknowledges and agrees, for a period of at least one year months following the termination of this Agreement in accordance with either of sections "3.3", "3.4", "3.5" or "5.6" hereunder, not to initiate any contact or communication directly with either the Company or any of its respective subsidiaries, as the case may be, together with each of their respective directors, officers, representatives, agents or employees, without the prior written consent of the Board of Directors and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the Board of Directors to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Consultant hereby recognizes and agrees that a breach by the Consultant of any of the covenants herein contained would result in irreparable harm and significant damage to the Company that would not be adequately compensated for by monetary award. Accordingly, the Consultant agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, the Consultant will also be liable to the Company, as liquidated damages, for an amount equal to the amount received and earned by the Consultant as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the Business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Consultant are hereby waived.

5.3                   Confidentiality. The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or entity any information concerning the organization, business, finances, transactions or other affairs of Company or of any of the Company's respective subsidiaries which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

5.4                   Compliance with applicable laws. The Consultant will comply with all U.S., Canadian and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

5.5                   Opinions, reports and advice of the Consultant. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company may be made by the Consultant without the prior written consent of the Board of Directors in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.

5.6                   Consultant's business conduct. The Consultant warrants that the Consultant shall conduct the business and other activities in a manner which is lawful and reputable and which brings good repute to the Company, the Business interests and the Consultant. In particular, and in this regard, the Consultant specifically warrants to provide the General Consulting Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company. In the event that the Company has a reasonable concern that the business as conducted by the Consultant is being conducted in a way contrary to law or is reasonably likely to bring disrepute to the Business interests or to the Company's or the Consultant's reputation, the Company may require that the Consultant make such alterations in the Consultant's business conduct or structure, whether of management or Board representation or employee or sub-licensee representation, as the Board of Directors may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon prior written notice to the Consultant to do so (the "Notice of Termination" herein) at least 10 calendar days prior to the effective date of any such termination (the end of such 10-day period from such Notice of Termination being the "Effective Termination Date" herein). In any such event the Consultant's ongoing obligation to provide the General Consulting Services will continue only until the Effective Termination Date and, subject to the following, the Company's ongoing obligation to provide and to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinabove will continue until the Effective Termination Date. In this regard it is hereby acknowledged and agreed by the Parties hereto that, unless otherwise agreed to or finally determined by arbitration in accordance with Article "8" hereinbelow, should the Effective Termination Date hereunder be prior to the end of the Initial Term, the Consultant shall then be required to conduct a Return of the Residual Signing Bonus Shares to the Company for cancellation in the manner as set forth in section "3.3" hereinabove. In the event of any debate or dispute as to the reasonableness of the Board of Directors' request or requirements, the judgment of the Board of Directors shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "8" hereinbelow.

5.7                   Right of ownership to the Business and related Property. The Consultant hereby acknowledges and agrees that any and all Company Business interests, together with any products or improvements derived therefrom and any trade marks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the mineral property resource acquisition, exploration and development Business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property. In this regard the Consultant hereby further covenants and agrees not to, during or after the Initial Term and the continuance of this Agreement, contest the title to any of the Property interests, in any way dispute or impugn the validity of the Property interests or take any action to the detriment of the Company's interests therein. The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the Initial Term and during the continuance of this Agreement, the aforesaid covenant, both during the Initial Term of this Agreement and thereafter, is reasonable and commensurate for the protection of the legitimate Business interests of the Company. As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Property interests as soon as the Consultant becomes aware of the infringement or challenge.

                       In addition, and for even greater certainty, the Consultant hereby assigns to the Company the entire right, title and interest throughout the world in and to all work performed, writings, formulas, designs, models, drawings, photographs, design inventions, and other inventions, made, conceived, or reduced to practice or authored by the Consultant or by the Consultant's employees, either solely or jointly with others, during the performance of this Agreement, or which are made, conceived, or reduced to practice, or authored with the use of information or materials of the Company either received or used by the Consultant during the performance of this Agreement or any extension or renewal thereof. The Consultant shall promptly disclose to the Company all works, writings, formulas, designs, models, photographs, drawings, design inventions and other inventions made, conceived or reduced to practice, or authored by the Consultant or the Consultant's employees as set forth above. The Consultant shall sign, execute and acknowledge, or cause to be signed, executed and acknowledged without cost to Company or its nominees, patent, trademark or copyright protection throughout the world upon all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions; title to which the Company acquires in accordance with the provisions of this section. The Consultant has acquired or shall acquire from each of the Consultant's employees, if any, the necessary rights to all such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions made by such employees within the scope of their employment by the Consultant in performing the General Consulting Services under this Agreement. The Consultant shall obtain the cooperation of each such employee to secure to the Company's or its nominee's the rights to such works, writings, formulas, designs, models, drawings, photographs, design inventions and other inventions as the Company may acquire in accordance with the provisions of this section.

Article 6
INDEMNIFICATION AND LEGAL PROCEEDINGS

6.1                   Indemnification. The Parties hereto hereby each agree to indemnify and save harmless the other Party hereto and including, where applicable, their respective subsidiaries and affiliates and each of their respective directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and including, without limitation, any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

6.2                   No indemnification. This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.

6.3                   Claim of indemnification. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

6.4                   Notice of claim. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto, the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the relevant Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the relevant Party and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

6.5                   Settlement. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

6.6                   Legal proceedings. Notwithstanding that the relevant Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)        such counsel has been authorized by the relevant Party;

(b)        the relevant Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

(c)        the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

(d)        there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.

6.7                   Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the relevant Party on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

Article 7
FORCE MAJEURE

7.1                   Events. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

7.2                   Notice. A Party shall within three calendar days give notice to the other Party of each event of force majeure under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article 8
ARBITRATION

8.1                   Matters for arbitration. Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof. This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.

8.2                   Notice. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "8.3" hereinbelow.

8.3                   Appointments. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the Arbitration Rules. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Rules. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Rules or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

8.4                   Award. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

Article 9
GENERAL PROVISIONS

9.1                   No assignment. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties.

9.2                   Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

9.3                   Time of the essence. Time will be of the essence of this Agreement.

9.4                   Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective heirs, executors, administrators and assigns.

9.5                   Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States.

9.6                   Further assurances. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

9.7                   Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, acts solely for the Company, and, correspondingly, that the Consultant has been required by each of Lang Michener LLP and the Company to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Lang Michener LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Lang Michener LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Lang Michener LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Lang Michener LLP, shall be at the cost of the Company.

9.8                   Applicable law. The situs of this Agreement is Portland, Texas, U.S.A., and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Texas, U.S.A., and the federal laws of the United States applicable thereto.

9.9                   Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

9.10                 Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

9.11                 Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Agreement.

9.12                 No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

9.13                 Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

(a)        be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)        be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)        constitute a general waiver under this Agreement; or

(d)         eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

                       IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals as at the Execution Date as set forth hereinabove.
The COMMON SEAL of STRATEGIC AMERICAN OIL CORPORATION, the Company herein, was hereunto affixed in the presence of: /s/ Johnathan Lindsay ________________________________ Authorized Signatory	) ) ) ) ) ) ) ) )	(C/S)

SIGNED, SEALED and DELIVERED by
JIM THOMAS,
the Consultant herein, in the presence of:

/s/ Randall Reneau
________________________________
Witness Signature
9302 Mystic Oaks TRL,
Austin, Texas78750________________
Witness Address
Randall Reneau, Geologist
________________________________
Witness Name and Occupation

/s/ Jim Thomas _______________________________ JIM THOMAS

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Schedule A

                       This is Schedule "A" to that certain Amended and Restated Consulting Services and Option Agreement respecting the Company and the Consultant.

General Consulting Services

                       Without in any manner limiting the generality of the General Consulting Services to be provided by the Consultant as set forth in section "2.1" of the Agreement hereinabove, it is hereby also acknowledged and agreed that the Consultant will provide the following specific geological consulting services to the Company, or to any of the Company's respective subsidiaries, as the case may be, and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in conjunction with the geological development of the Company's various Business interests subject, at all times, to the direction of the Board of Directors:

(a)        assistance in the initiation, coordination, implementation and management of all aspects of any program or project in connection with the geological development and maintenance of the Company's various Business interests;

(b)        assistance in the organization and preparation of any and all business plans, technical reports, news releases and special shareholder or investment reports for the Company, or for any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in connection with the geological development and maintenance of the Company's various Business interests;

(c)        assistance in the liaison with and the setting up of all corporate alliances and regulatory associations for the Company, or for any of the Company's respective subsidiaries, as the case may be and as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion, and in connection with the geological development and maintenance of the Company's various Business interests;

(d)        assistance in the negotiation and structuring of any proposed transaction which will maximize the Company's interests in each subject transaction together with the presentation of a written summary of said structure; provided, however, the Consultant will not be required to act as a lender or underwriter of any financing of any such proposed transaction; and

(e)        assistance in all other matters and services in connection with the geological development and maintenance of the Company's various Business interests as may be determined by the Board of Directors, from time to time, in its sole and absolute discretion.

                       In this regard it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction and instructions of the President of the Company, or upon the advice or instructions of such other director or officer of the Company as the President of the Company shall, from time to time, designate in times of the President's absence, in order to initiate, coordinate and implement the General Consulting Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors.

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